UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2023

Aspira Women’s Health Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34810	33-0595156
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12117 Bee Caves Road, Building III, Suite 100, Austin, Texas	78738
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 519-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AWH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 6, 2023, Aspira Women’s Health Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation, as amended, to increase the authorized number of shares of the Company’s common stock from 150,000,000 shares to 200,000,000 shares, and accordingly to increase the total number of shares that the Company is authorized to issue to 205,000,000. A complete copy of the Company’s Amended and Restated Certificate of Incorporation, as amended to date, is attached hereto as Exhibit 3.1.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On February 6, 2023, the Company held a special meeting of stockholders (the “Special Meeting”). As of the close of business on the record date for the Special Meeting, there were 124,594,888 shares of the Company’s common stock, par value $0.001 per share, issued and outstanding and entitled to vote. There were 94,661,807 shares present in person or by proxy at the Special Meeting, constituting a quorum. At the Special Meeting, the Company’s stockholders voted on one proposal, which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on December 28, 2022. The following is a brief description of the sole matter voted upon and the results, including the number of votes cast for and against each matter as well as the number of abstentions and broker non-votes with respect to such matter.

Proposal 1:  Increase in Authorized Shares

The Company’s stockholders approved an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s common stock from 150,000,000 shares to 200,000,000 shares, and accordingly to increase the total number of shares that the Company is authorized to issue to 205,000,000. The final voting results were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
93,255,545	1,238,679	167,583	0

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Fourth Amended and Restated Certificate of Incorporation, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPIRA WOMEN’S HEALTH INC.

Date: February 7, 2023By: /s/ Marlene McLennan

Marlene McLennan

Interim Chief Financial Officer